Exhibit 99.1

TeleSign and North Atlantic Acquisition Corporation

Announce Business Combination and Intent To Go Public

TeleSign, a Leader in Digital Identity and CPaaS Software Solutions for Global Enterprises, Intends to go Public at an Enterprise Value of $1.3 Billion via a Business Combination with North Atlantic Acquisition Corporation

Total capital raised to be up to approximately $487 million including proceeds from North Atlantic Acquisition Corporation and a $107.5 million PIPE

NEW YORK, Dec. 16, 2021 /PRNewswire/ --

•	TeleSign is a pioneer and leader in connecting, protecting and defending the world's leading brands and their customers as they engage in the digital economy. TeleSign does this via its unique software platform developed over 15 years and continually enhanced via its machine learning algorithm

•	TeleSign intends to go public via a business combination with North Atlantic Acquisition Corporation (Nasdaq: NAAC), a publicly traded special purpose acquisition company (SPAC), with $380 million in trust

•	TeleSign has also secured $107.5 million in Private Investment in Public Equity (PIPE) financing from a group of investors including SFPI-FPIM as a key investor

•	With this transaction, TeleSign expects to accelerate its investment and fund its growth. TeleSign is expecting to generate revenues of $391 million in 2021 with an expected increase to approximately $1.1 billion in 2026

•	The transaction implies a pro forma enterprise value of approximately $1.3 billion for TeleSign

•	The transaction is expected to close in Q2 of 2022 subject to SEC review, regulatory and NAAC shareholder approvals and other customary closing conditions

•	Investor presentation and management remarks to be posted at 4:15 p.m. EST on December 16th, 2021 on the TeleSign investor page, www.telesign.com/investor

North Atlantic Acquisition Corporation ("NAAC") (NASDAQ: NAAC), a publicly traded special purpose acquisition company ("SPAC"), with $380 million in trust, today announces that it has entered into a definitive business combination agreement with TeleSign ("Telesign" or "the Company"), an industry pioneer with more than 15 years of operating history of connecting, protecting, and defending the world's leading brands and their customers as they engage in the digital economy. Upon closing of the transaction, the company will be named TeleSign, Inc., and shares of TeleSign's common stock are expected to trade on Nasdaq.

Founded in 2005, TeleSign provides solutions for security, authentication, fraud detection, compliance and reputation scoring through its easy-to-integrate APIs, combining digital identity with global communications capabilities to help enterprises connect, protect and engage with their customers, while assisting those customers in securely engaging with their preferred digital platforms. TeleSign is a trusted partner to global enterprises including eight of the 10 world's largest digital enterprises, providing services in virtually every country in the world.[1] TeleSign processes 21 billion transactions per year based on a proprietary behavior model with over 2,200 variables which provides accurate results instantaneously.

With today's transaction, TeleSign aims to accelerate its investment to further reinforce its position as a digital identity provider as well as build out its international organization. Beyond that, TeleSign intends to target new customer segments, including mid-market and SMB, and develop new use cases to expand its identity offering. TeleSign estimates its total addressable market will grow from $18 billion in 2019 to approximately $55 billion by 2024, a 24 percent compound annual growth rate.[2]

TeleSign has recorded an organic 42% compound annual revenue growth rate since 2018, driven by its state of the art technology platform and long-standing blue-chip customer base. For fiscal year 2021, TeleSign anticipates revenues of $391 million and is targeting revenues of approximately $1.1 billion in 2026.

Proximus Group, a leading European telecoms company, acquired TeleSign in 2017 through its then majority-owned subsidiary BICS. Since February 2021, Proximus has had sole ownership of TeleSign and helped the company in scaling globally, developing its industry leading digital identity access platform.

NAAC raised gross proceeds of approximately $380 million and listed on Nasdaq in January 2021, with the aim to combine with a leading corporate with global ambition. NAAC targeted opportunities in the technology sector in Europe and North America, and is delighted to achieve the signing of this transaction within one year of its listing on Nasdaq. The CEO of NAAC, Gary Quin, will join the board of the new combined company. Gary is an experienced TMT executive, having served in numerous senior roles at leading financial, corporate and public sector institutions. The company believes Gary's experience and background will be very valuable to the board.

"TeleSign empowers companies to transact, communicate and engage with their customers safely and securely. Building and maintaining continuous trust is our commitment to making the digital economy possible," said Joe Burton, CEO of TeleSign. "This transaction will allow us to increase our global trajectory and deliver our solutions where they are needed the most."

"The global digital economy has never been more integral to people's lives than today, and for it to expand, transactions of all kinds need to remain fast, safe and reliable," said Gary Quin, CEO of NAAC. "From fraud management, authentication and access management to secure CPaaS, TeleSign is a leader in these critical areas.  This is a great business combination, and by facilitating TeleSign's intended introduction to public equity markets we can accelerate its next phase of growth, addressing the underserved digital identity and engagement space. This combination fits perfectly with our stated objectives and I look forward to serving on the board of the combined operating entity and partnering with the teams at TeleSign and Proximus."

"Since its integration in the Proximus Group, TeleSign has evolved quickly to become a leading player in secure authentication and digital identity, and a trusted partner for many of the world's most renowned brands," said Guillaume Boutin, CEO of Proximus. "I am convinced that a  public market listing is the most logical route to leverage TeleSign's full potential and create additional value for Proximus shareholders. More broadly, I believe that, thanks to the unique characteristic of a global asset as part of a locally anchored group, Proximus Group can act as an accelerator of Belgium's digital agenda, generating attractive opportunities for local talent and bringing Belgium into a globally leading position in integrated digital identity. I have full confidence in Joe and his team to guide TeleSign to the next level on its impressive growth track."

Transaction Overview

The transaction implies a pro forma TeleSign enterprise value of $1.3 billion. It is estimated that post-transaction, TeleSign will have approximately $437 million in net cash on the balance sheet (assuming no redemptions of the ordinary shares held by NAAC's shareholders and after transaction expenses). This includes a fully committed PIPE of $107.5 million from a group of investors including SFPI-FPIM as a key investor, to fund TeleSign's growth plans. Proximus Group is not selling any of its shares in the transaction and will own 66.5 percent of the combined company upon completion of the transaction (assuming no redemptions of the ordinary shares held by NAAC's shareholders).

The transaction, which has been approved by the boards of directors of TeleSign, Proximus Group and NAAC, is expected to close in Q2 2022, subject to, among other things, SEC review, approval of NAAC shareholders and regulatory approvals, and the satisfaction of other customary closing conditions. As part of the agreement, NAAC has agreed to relocate its country of incorporation to the US (Delaware), a firm condition which will be fully executed in conjunction with the closing of the transaction.

Upon closing, the combined operating entity will be renamed as "TeleSign, Inc." and will continue to be led by Mr. Burton as CEO, along with his experienced management team.

Investor Presentation

A copy of the investor presentation can be found by accessing the TeleSign Investor Page, www.telesign.com/investors.

Advisors

Morgan Stanley & Co. LLC ("Morgan Stanley") acted as sole financial advisor to Proximus. Lazard acted as lead financial and capital markets advisor to NAAC. Cohen & Company Capital Markets, a division of J.V.B. Financial Group LLC ("Cohen"), and BTIG LLC acted as capital markets advisors to NAAC. Morgan Stanley and J.P. Morgan Securities LLC ("J.P. Morgan") acted as lead placement agents for NAAC with respect to a portion of the PIPE financing raised from certain Qualified Institution Buyers and Institutional "Accredited Investors". Morgan Stanley and J.P. Morgan did not act as placement agents or participate in any role with respect to, and will not earn any fees from, the portion of the PIPE financing which was conducted by Proximus. Cohen also acted as placement agent for NAAC in connection with a portion of the PIPE financing. Blueshirt Capital Advisors is also serving as an investor relations advisor to TeleSign.

Reed Smith LLP and McDermott Will & Emery LLP acted as legal counsel to NAAC. Sidley Austin LLP acted as legal counsel to Morgan Stanley and J.P. Morgan in connection with the PIPE financing. Linklaters LLP acted as legal counsel to Proximus Group.

*All 2021 projections in this press release are taken from the investor presentation being filed by NAAC today with the SEC as an exhibit to its current report on Form 8-K which will be available on the SEC website at www.sec.gov.  Those projections are subject to the limitations contained in such presentation and in this press release. See "Forward-Looking Statements" below.

Additional Information about the Business Combination and Where to Find It

In connection with the proposed business combination, an affiliate of TeleSign ("NewCo") will file a registration statement on Form S-4 (the "Form S-4") with the Securities and Exchange Commission (the "SEC"). The Form S-4 will include a proxy statement of NAAC and a prospectus of TeleSign, referred to as a proxy statement/prospectus. The proxy statement/prospectus will be sent to all NAAC shareholders. Additionally, NewCo and NAAC will file other relevant materials with the SEC in connection with the proposed business combination. Copies of the Form S-4, the proxy statement/prospectus and all other relevant materials filed or that will be filed with the SEC may be obtained free of charge at the SEC's website at www.sec.gov. Before making any voting or investment decision, investors and security holders of NAAC are urged to read the Form S-4, the proxy statement/prospectus and all other relevant materials filed or that will be filed with the SEC in connection with the proposed business combination because they will contain important information about the proposed business combination and the parties to the proposed business combination.

Participants in Solicitation

Proximus, BICS, NAAC and TeleSign and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of NAAC's stockholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed business combination of NAAC's directors and officers in NAAC's filings with the SEC, including NAAC's annual report on Form 10-K for the fiscal year ended December 31, 2020 (the "Form 10-K") and NAAC's initial public offering prospectus, which was filed with the SEC on January 21, 2021, and NAAC's subsequent quarterly reports on Form 10-Q. To the extent that holdings of NAAC's securities by NAAC's insiders have changed from the amounts reported therein, any such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to NAAC's shareholders in connection with the business combination will be included in the proxy statement/prospectus relating to the proposed business combination when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This communication shall not constitute a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination. This communication shall also not constitute an offer to sell or a solicitation of an offer to buy any securities of NAAC or TeleSign, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

This communication includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 with respect to the proposed business combination between NAAC and TeleSign. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believe," "predict," "potential," "continue," "strategy," "future," "opportunity," "would," "seem," "seek," "outlook" and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties that could cause the actual results to differ materially from the expected results. These statements are based on various assumptions, whether or not identified in this communication. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. These forward-looking statements include, without limitation, TeleSign's and NAAC's expectations with respect to anticipated financial impacts of the proposed business combination, the satisfaction of closing conditions to the proposed business combination, and the timing of the completion of the proposed business combination. You should carefully consider the risks and uncertainties described in the "Risk Factors" section of NAAC's Form 10-K and initial public offering prospectus, and its subsequent quarterly reports on Form 10-Q. In addition, there will be risks and uncertainties described in the Form S-4 and other documents filed by NAAC or NewCo from time to time with the SEC. These filings would identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Many of these factors are outside TeleSign's and NAAC's control and are difficult to predict. Many factors could cause actual future events to differ from the forward-looking statements in this communication, including but not limited to: (1) the outcome of any legal proceedings that may be instituted against NAAC or TeleSign following the announcement of the proposed business combination; (2) the inability to complete the proposed business combination, including due to the inability to concurrently close the business combination and related transactions, including the private placement of common stock or due to failure to obtain approval of the shareholders of NAAC; (3) the risk that the proposed business combination may not be completed by NAAC's business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by NAAC; (4) the failure to satisfy the conditions to the consummation of the proposed business combination, including the approval by the shareholders of NAAC, the satisfaction of the minimum cash requirement following any redemptions by NAAC's public shareholders and the receipt of certain governmental and regulatory approvals; (5) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regulatory reviews required to complete the proposed business combination; (6) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; (7) volatility in the price of NAAC's or TeleSign's securities; (8) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the business combination; (9) the inability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain key employees; (10) costs related to the proposed business combination; (11) changes in the applicable laws or regulations; (12) the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; (13) the risk of downturns and a changing regulatory landscape in the highly competitive industry in which TeleSign operates; (14) the impact of the global COVID-19 pandemic; (15) the potential inability of TeleSign to raise additional capital needed to pursue its business objectives or to achieve efficiencies regarding other costs; (16) the enforceability of TeleSign's intellectual property, including its patents, and the potential infringement on the intellectual property rights of others, cyber security risks or potential breaches of data security; and (17) other risks and uncertainties described in NAAC's Annual Report, its initial public offering prospectus, and its subsequent Quarterly Reports on Form 10-Q. These risks and uncertainties may be amplified by the COVID-19 pandemic, which has caused significant economic uncertainty. TeleSign and NAAC caution that the foregoing list of factors is not exclusive or exhaustive and not to place undue reliance upon any forward-looking statements, including projections, which speak only as of the date made. Neither TeleSign nor NAAC gives any assurance that TeleSign or NAAC will achieve its expectations. None of TeleSign or NAAC undertakes or accepts any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, or should circumstances change, except as otherwise required by securities and other applicable laws.

About TeleSign

TeleSign provides continuous trust to leading global enterprises by connecting, protecting and proactively defending their digital identities. TeleSign verifies over five billion unique phone numbers a month, representing half of the world's mobile users, and provides critical insight into the remaining billions. The company's powerful AI and extensive data science deliver identity with a unique combination of speed, accuracy and global reach. TeleSign solutions prevent fraud, secure communications and enable the digital economy by allowing companies and customers to engage with confidence. Learn more at www.telesign.com and follow us on Twitter at @TeleSign.

About NAAC

NAAC is a blank check company, also commonly referred to as a SPAC, formed for the purpose of effecting a business combination with a company with global ambition, with a primary focus on the consumer, industrials and TMT sectors in Europe or North America, where its Board of Directors has multiple decades of experience.

About Proximus

Proximus Group (Euronext Brussels: PROX) is a provider of digital services and communication solutions operating in the Belgian and international markets. Delivering communication and entertainment experiences for residential consumers and enabling digital transformation for enterprises, we open up a world of digital opportunities, so people live better and work smarter. Thanks to advanced interconnected fixed and mobile networks, Proximus provides access anywhere and anytime to digital services and data, as well as to a broad offering of multimedia content. Proximus is a pioneer in ICT innovation, with integrated solutions based on IoT, data analytics, cloud and security.

Proximus has the ambition to become the reference operator in Europe through next generation networks, a truly digital mindset and a spirit of openness towards partnerships and ecosystems, while contributing to a safe, sustainable, inclusive and prosperous digital Belgium.

In Belgium, Proximus' core products and services are offered under the Proximus, Mobile Vikings and Scarlet brands. The Group is also active in Luxembourg as Proximus Luxembourg SA, under the brand names Tango and Telindus Luxembourg, and in the Netherlands through Telindus Netherlands. The Group's international carrier activities are managed by BICS, a leading international communications enabler, one of the key global voice carriers and the leading provider of mobile data services worldwide. With TeleSign, the Group also encompasses a fast-growing leader in digital identity services, serving the world's largest internet brands, digital champions and cloud native businesses.

With 11,423 employees, all engaged to offer customers a superior experience, the Group realized an underlying Group revenue of 5,479 million Euros end-2020.

For more information, visit www.proximus.com and www.proximus.be

Proximus Contacts
Media Contact:
Fabrice Gansbeke
fabrice.gansbeke@proximus.com

Haroun Fenaux
haroun.fenaux@proximus.com

Investor Relations Contact:

Nancy Goossens
nancy.goossens@proximus.com

TeleSign Contacts
Media Contact:
Kristi Melani
kmelani@telesign.com